THE FBR FUNDS

FBR Pegasus Small Cap Growth Fund™

Supplement Dated February 28, 2008, Effective Until April 30, 2008,
to the Prospectus dated February 28, 2008

IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT STRATEGY

The Board of Trustees of the Fund has recently voted to change the name of the FBR Small Cap Technology Fund to the FBR Pegasus Small Cap Growth Fund™, effective May 1, 2008. All references to the FBR Pegasus Small Cap Growth Fund™ should be deemed to be FBR Small Cap Technology Fund until April 30, 2008. Accordingly, until April 30, 2008, the following replaces in its entirety the sections entitled “Principal Investment Strategy” and “Risks” on page 4 of the Prospectus:

Principal Investment Strategy

Under normal market conditions, the Small Cap Technology Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of small-cap companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry.  The Fund currently considers small-cap companies to be those companies with market capitalizations of less than $3 billion dollars, measured at the time of purchase.  The Fund primarily invests in equity securities (which include common stocks, preferred stocks, warrants and other securities convertible into common stocks, including convertible bonds and convertible preferred stock) of small cap companies listed on a U.S. securities exchange or NASDAQ expected to experience earnings growth as a result of technology. Potential investments would include, but not be limited to, the following industries:  computer software and hardware, semiconductors, scientific instrumentation, telecommunications, pharmaceuticals, chemicals, synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology, and healthcare and medical supplies. While the Fund’s investments will primarily be in domestic U.S. securities, the Fund’s investments may include foreign securities, including indirect investments such as ADRs or other types of depositary receipts, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. The Fund may invest up to 20% of net assets outside the small cap technology industry.

The Adviser makes investment decisions for the Fund on the basis of fundamental security analysis. Once an issuer is identified as an attractive candidate for the Fund’s portfolio, the Adviser assesses the relative value and growth potential of the security on the basis of various factors, which may include price to book ratio, price to earnings ratio, earnings yield and cash flow, among others. The Fund may invest to a limited degree in securities issued in IPOs.

Many of the common stocks in which the Fund invests do not pay dividends; instead, stocks are bought for the potential that their prices will increase and provide capital appreciation for the Fund.

Risks

The Small Cap Technology Fund is intended for investors who are seeking above-average gains and are willing to accept the risks of concentrating their investments in securities within an industry or group of industries.  Because of its narrow industry focus, the performance of the Fund is tied closely to and is affected by developments in the technology industry and its related businesses. The value of the Fund’s shares may fluctuate more than shares of a fund investing in other industries or in a broader range of industries.

Investing in the Fund also involves the risks of investing in small-cap companies, which generally involve greater risk than investing in larger, more established companies. Generally, there is less publicly available information concerning small-cap companies than for larger, more established companies. Small-cap companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and the market prices of the securities of small-cap companies may be more volatile.  Additionally, because small-cap companies have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices.

To the extent the Fund invests in IPOs, it will be subject to certain risks because companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain.  Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. More information regarding the risks involved with investing in the Fund can be found in the “Further Discussion of Risks” section of this Prospectus.